THE EXPLORER INSTITUTIONAL TRUST



                              Semi-Annual Report
                                 June 30, 1997



                               Active Core Fund
                             Limited Duration Fund





                               Table of Contents


                 Letter to Shareholders......................    1
                 Active Core Fund
                   Portfolio of Investments..................    4
                   Statement of Assets and Liabilities.......    6
                   Statement of Operation....................    7
                   Statement of Changes in Net Assets........    8
                   Financial Highlights......................    9
                 Limited Duration Fund
                   Portfolio of Investments..................   10
                   Statement of Assets and Liabilities.......   12
                   Statement of Operations...................   13
                   Statement of Changes in Net Assets........   14
                   Financial Highlights......................   15
                 Notes to Financial Statements...............   16



                            Letter to Shareholders



June 30, 1997

Dear Shareholder,

     As you know, Van Kampen American Capital was recently acquired by Morgan Stanley Group Inc., a world leader in asset management. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge; the merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. Don G. Powell will continue as chairman of the firm.

     As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms who are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that these changes will continue to work to the benefit of our institutional customers.

Economic Review

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as
4.8 percent, the lowest level since 1973. The upward momentum in economic growth through the first quarter triggered inflation fears, prompting the Federal Reserve Board to raise the federal funds rate from 5.25 percent to
5.50 percent late in March. Shortly after the Fed's action, the economy began to slow and concern over inflation became less of a factor. During the second quarter, retail sales declined in two of the three months and the Producer Price Index reached a 45-year low.

Market Overview

     The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Fed's quarter-point increase in short-term interest rates, combined with inflation fears, pushed yields on long-term government bonds up to
7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above their 6.64 percent level at the beginning of the year.

     The relative stability of interest rates over the course of the first six months led to a strong performance in the mortgage-backed security sector. For the six-month period, the mortgage-backed sector had the best total return among the investment-grade sectors at 3.70 percent. The strong underlying fundamental economic environment continued to benefit the corporate sector as its performance placed second with a 3.11 percent return. The U.S. government agency sector had the third-highest return of 2.96 percent.

     The rate of bond issuance continued to be moderate, reflecting the reduction in the federal budget deficit and the extensive use of equity capital financing by many corporations. Overall, the shortage of new-debt issues contributed to a general narrowing of yield spreads among various sectors of the fixed-income market.

Outlook

     We expect the pace of economic activity during the remainder of 1997 to modestly accelerate from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to ignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve rate hike is possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.

Active Core Fund - Portfolio Strategy and Overview

     As of June 30, 1997, the Active Core Fund was structured with a portfolio duration of 4.76 years, which was comparable to the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, with a duration of 4.62 years.

     During the reporting period, the Fund's portfolio was overweighted in the mortgage-backed security sector, and we anticipate maintaining this concentrated position. However, if interest rates continue to sharply decline, premium-priced mortgages may underperform as the risk of prepayment increases. We intend to closely monitor the composition of our mortgage holdings (i.e., the mix of premium, discount, and current coupon mortgages) over the remainder of the year.

     The corporate bond sector has been buoyed by strong supply-and-demand fundamentals during the year. However, as a result of near record-narrow levels in the yield advantage (also known as "spread") for corporate bonds, we have kept an underweighted position in this sector.

     We anticipate maintaining the current portfolio posture. If the Federal Reserve tightens monetary policy further, however, we believe corporate spreads may be vulnerable to widening. This may create opportunities for increasing the Fund's corporate weighting in the second half of 1997. In addition, volatility may increase from its current low level and place pressure on the mortgage sector, which might necessitate a reduced weighting in that sector.

     The Active Core Fund generated a total return of 2.60 percent for the six months and 7.28 percent for the 12 months ended June 30, 1997.

Limited Duration Fund - Portfolio Strategy and Overview

As of June 30, 1997, the Limited Duration Fund was structured with a portfolio duration of 1.72 years, which was comparable to the Fund's benchmark, the Lehman Brothers 1- to 3-Year Government Bond Index, with a duration of 1.69 years. This index is comprised of U.S. Treasury and U.S. government agency securities.

During the reporting period, we slightly increased the Fund's weightings in the corporate, mortgage, and asset-backed sectors. We intend to maintain a portfolio comprised of modest positions diversified among various sectors. The short end of the yield curve has remained relatively stable in the wake of the Federal Reserve rate hike, and we expect this to continue in the absence of additional Fed action.

     The Limited Duration Fund generated a total return of 2.61 percent for the six months and 6.10 percent for the 12 months ended June 30, 1997.

Summary

     We believe 1997 will continue to be a challenging year, and we look forward to meeting the challenge. We have provided additional details about the Funds in the balance of the report. We appreciate your investment in the Explorer Trust Funds and your confidence in our institutional asset management team.

Sincerely,

Edward A. Treichel
Director of Institutional Asset Management




                                      EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                                             PORTFOLIO OF INVESTMENTS
                                             June 30, 1997 (Unaudited)

Par Amount
(000)     Description                                                  Coupon     Maturity          Market Value
----------------------------------------------------------------------------------------------------------------
          Asset Backed Securities  1.3%
    $125  Citibank Credit Card, 1996-1, Class A                              *    02/07/03          $     98,843
                                                                                                    ------------
          Corporate Bonds  14.2%
          Consumer Distribution  1.4%
     100  Wal-Mart Stores                                              5.500 %    03/01/98                99,740
                                                                                                    ------------
          Consumer Durables  1.3%
     100  Polaroid Corp.                                               6.750      01/15/02                99,230
                                                                                                    ------------
          Consumer Services  1.3%
     100  Walt Disney Global Bond                                      6.750      03/30/06                98,640
                                                                                                    ------------
          Energy  1.3%
     100  Union Pacific Resources Group                                7.000      10/15/06                99,610
                                                                                                    ------------
          Finance 5.7%
     100  American Express Credit                                      6.500      08/01/00                99,860
     125  Banc One Corp.                                               7.000      03/25/02               125,800
     100  Commercial Credit Co.                                        6.625      11/15/06                97,450
     100  First Chicago NBD                                            7.000      10/16/06                97,750
                                                                                                    ------------
                                                                                                         420,860
                                                                                                    ------------
          Pollution Control  0.3%
      25  WMX Technologies, Inc.                                       6.375      12/01/03                24,188
                                                                                                    ------------
          Utilities  2.9%
      50  AT & T Corp.                                                 7.750      03/01/07                52,605
      15  Florida Power & Light                                        7.050      12/01/26                14,034
     100  Pacific Gas & Electric, First Mortgage, Ser 1993C            6.250      08/01/03                97,120
      50  Wisconsin Electric Power                                     6.625      11/15/06                48,870
                                                                                                    ------------
                                                                                                         212,629
                                                                                                    ------------
          Total Corporate Bonds                                                                        1,054,897
                                                                                                    ------------
          United States Government Agency Obligations  41.2%
     165  Federal Home Loan Mortgage Corp.                             5.630      01/10/03               157,666
      94  Federal Home Loan Mortgage Corp. Gold Convertible 15 Year
               Pool #G10592                                            6.500      10/01/11                92,204
      88  Federal Home Loan Mortgage Corp. Gold Convertible 15 Year
               Pool #G10270                                            8.500      09/01/09                91,406
     146  Federal Home Loan Mortgage Corp. Gold 30 Year
               Pool #G00559                                            7.000      10/01/26               143,733
     100  Federal National Mortgage Association Medium Term Note       5.280      03/01/99                98,688
     350  Federal National Mortgage Association Medium Term Note       6.060      06/21/99               349,220
     500  Federal National Mortgage Association Medium Term Note       6.625      05/21/01               502,695
      47  Federal National Mortgage Association 15 Year Dwarf
               Pool #250649                                            6.500      07/01/11                45,862
      28  Federal National Mortgage Association 15 Year Dwarf
               Pool #250589                                            7.000      12/31/23                27,446
     100  Federal National Mortgage Association PAC                    7.000      10/25/09               100,375
     147  Federal National Mortgage Association Pool #250569           6.000      05/01/26               136,451
     149  Federal National Mortgage Association Pool #358471           7.000      12/01/23               145,887
     286  Federal National Mortgage Association Pools                  7.500      11/01/22 to 12/01/23   286,219
     142  Federal National Mortgage Association Pool #250737           8.000      10/01/26               145,158

          United States Government Agency Obligations (Continued)
     $91  Government National Mortgage Association Platinum 15 Year
               Pool #780419                                            7.500 %    12/15/09          $     92,943
     135  Government National Mortgage Association Platinum
               Pool #780440                                            8.500      11/15/17               142,639
     146  Government National Mortgage Association Pool #398596        6.500      04/15/26               139,847
      31  Government National Mortgage Association Pool #423826        8.500      06/15/26                32,677
      93  Government National Mortgage Association Pool #423850        9.000      08/15/26                98,659
      84  Government National Mortgage Association Pool #780157        9.500      08/15/22                90,943
     150  Tennessee Valley Authority                                   6.375      06/15/05               145,910
                                                                                                    ------------
          Total United States Government Agency Obligations                                            3,066,628
                                                                                                    ------------
          United States Treasury Obligations  40.8%
     300  United States Treasury Notes                                 5.875      11/30/01               294,282
     350  United States Treasury Notes                                 6.375      01/15/99 to 08/15/02   350,547
   1,455  United States Treasury Notes                                 6.500      05/31/01 to 10/15/06 1,453,952
     300  United States Treasury Notes                                 6.875      05/15/06               306,423
     100  United States Treasury Notes                                 7.500      02/15/05               105,859
   1,025  United States Treasury Strips                                    *      05/15/02 to 05/15/15   527,105
                                                                                                    ------------
          Total United States Treasury Obligations                                                     3,038,168
                                                                                                    ------------
Total Long-Term Investments 97.5%
     (Cost $7,216,323)                                                                                 7,258,536

Short-Term Investments  1.9%
     (Cost $144,978)                                                                                     144,978
                                                                                                    ------------
Total Investments  99.4%
     (Cost $7,361,301)                                                                                 7,403,514

Other Assets in Excess of Liabilities  0.6%                                                               42,158
                                                                                                    ------------
Net Assets 100.0%                                                                                   $  7,445,672
                                                                                                    ============
* Zero coupon bond

The following table summarizes the portfolio composition at June 30, 1997, based upon the highest credit as determined by Standard & Poor's or Moody's.

Portfolio Composition by Credit Quality*

U.S. Govt. and Agency Obligations                 84.1 %
AAA                                                1.3
AA                                                 6.1
A                                                  7.1
BBB                                                1.4
                                               -------
                                                 100.0 %
                                               =======

*As a Percentage of Long-Term Investments



                      EXPLORER  INSTITUTIONAL ACTIVE CORE FUND

                        STATEMENT OF ASSETS AND LIABILITIES
                              June 30, 1997 (Unaudited)

ASSETS:

  Total Investments (Cost $7,361,301)                            $    7,403,514
  Cash                                                                    1,659
  Receivables:
    Interest                                                             72,171
    Fund Shares Sold                                                     33,479
  Unamortized Organizational Costs                                       30,666
                                                                 --------------

      Total Assets                                                    7,541,489
                                                                 --------------

LIABILITIES:

  Payables:
    Investments Purchased                                                49,561
    Income Distributions                                                 33,737
  Accrued Expenses                                                       11,208
  Deferred Compensation and Retirement Plans                              1,311
                                                                 --------------

      Total Liabilities                                                  95,817
                                                                 --------------

NET ASSETS                                                       $    7,445,672
                                                                 ==============

NET ASSETS CONSIST OF:
  Capital                                                        $    7,391,556
  Net Unrealized Appreciation                                            42,213
  Accumulated Net Realized Gain                                          12,508
  Accumulated Distributions is Excess of Net Investment Income             (605)
                                                                 --------------

NET ASSETS                                                       $    7,445,672
                                                                 ==============


Net Asset Value Per Share (Based on net assets of $7,445,672
and 742,007 shares of benefical interest issued and outstanding)         $10.03
                                                                 ==============



                      EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                            STATEMENT OF OPERATIONS
                 For the Six Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Interest                                                       $      197,434
                                                                 --------------

EXPENSES:
  Shareholder Services                                                   11,200
  Legal                                                                   9,000
  Investment Advisory Fee                                                 8,735
  Audit                                                                   8,500
  Custody                                                                 6,009
  Accounting                                                              4,630
  Amortization of Organizational Costs                                    3,966
  Trustees Fees and Expenses                                              3,500
  Registration and Filing Fees                                            1,775
  Shareholder Reports                                                       500
  Other                                                                     250
                                                                 --------------

      Total Expenses                                                     58,065
      Less: Fees Deferred and Expenses Reimbursed  ($8,735 and
                    $31,577, respectively)                               40,312
            Credits Earned on Cash Balances                               6,009
                                                                 --------------

      Net Expenses                                                       11,744

NET INVESTMENT INCOME                                            $      185,690
                                                                 ==============

REALIZED AND UNREALIZED GAIN/LOSS:
  Net Realized Gain                                              $       10,469
                                                                 --------------

  Unrealized Appreciation/Depreciation:
    Beginning of the Period                                              81,464
    End of the Period                                                    42,213

  Net Unrealized Depreciation During the Period                         (39,251)
                                                                 --------------

NET REALIZED AND UNREALIZED LOSS                                 $      (28,782)
                                                                 ==============

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $      156,908
                                                                 ==============




                         EXPLORER  INSTITUTIONAL ACTIVE CORE FUND

                           STATEMENT OF CHANGES IN NET ASSETS
    For the Six Months Ended June 30, 1997 and the Period April 23, 1996 (Commencement
                      of Investment Operations) to December 31, 1996

                                                           Six Months Ended    Period Ended
                                                           June 30, 1997       December 31, 1996
                                                           ----------------    -----------------
FROM INVESTMENT ACTIVITIES:

  Operations:
  Net Investment Income                                    $        185,690    $         208,898
  Net Realized Gain                                                  10,469                6,691
  Net Unrealized Appreciation/Depreciation During the
    Period                                                          (39,251)              81,464
                                                           ----------------    -----------------

  Change in Net Assets from Operations                              156,908              297,053
                                                           ----------------    -----------------

  Distributions from Net Investment Income                         (185,690)            (208,862)
  Distributions in Excess of Net Investment Income                      (68)                 -0-
  Distributions from Net Realized Gain                                  -0-               (5,225)
                                                           ----------------    -----------------
  Total Distributions                                              (185,758)            (214,087)

  NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES               (28,850)              82,966
                                                           ----------------    -----------------

FROM CAPITAL TRANSACTIONS:

  Proceeds from Shares Sold                                       1,650,000            6,748,576
  Net Asset Value of Shares Issued Through Dividend
    Reinvestment                                                    184,176              149,654
  Cost of Shares Repurchased                                            -0-           (1,390,850)
                                                           ----------------    -----------------

  NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS              1,834,176            5,507,380
                                                           ----------------    -----------------

TOTAL INCREASE IN NET ASSETS                                      1,805,326            5,590,346

NET ASSETS:
    Beginning of the Period                                       5,640,346               50,000
                                                           ----------------    -----------------

    End of the Period (Including accumulated distributions
    in excess of net investment income of $605 and $537,
    respectively)                                          $      7,445,672    $       5,640,346
                                                           ================    =================



                             EXPLORER  INSTITUTIONAL ACTIVE CORE FUND

                                      FINANCIAL HIGHLIGHTS
                 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

                                                                               April 23, 1996
                                                           Six Months          (Commencement
                                                           Ended               of Investment
                                                           June 30,            Operations) to
                                                           1997                December 31, 1996
                                                           ----------------    -----------------
Net Asset Value, Beginning of the Period                   $         10.085    $          10.000
                                                           ----------------    -----------------

Net Investment Income                                                 0.316                0.409
Net Realized and Unrealized Gain                                     (0.051)               0.095
                                                           ----------------    -----------------

Total from Investment Operations                                      0.265                0.504
                                                           ----------------    -----------------

Less:
    Distributions from and in Excess of Net Investment
       Income                                                         0.316                0.409
    Distributions from Net Realized Gain                                -0-                0.010
                                                           ----------------    -----------------
Total Distributions                                                   0.316                0.419
                                                           ----------------    -----------------

Net Asset Value, End of the Period                         $         10.034    $          10.085
                                                           ================    =================

Total Return *                                                        2.60%**              5.20%**

Net Assets at End of the Period (In millions)                          $7.4                 $5.6

Ratio of Expenses to Average Net Assets* (a)                          0.61%                0.40%

Ratio of Net Investment Income to Average Net Assets*                 6.38%                5.98%

Portfolio Turnover                                                      34%**                84%**

*If certain expenses had not been assumed by VKAC, Total
Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a)                           1.99%                1.81%

Ratio of Net Investment Income to Average Net Assets                  4.99%                4.57%

** Non-Annualized

(a) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances.
    If these credits were reflected as a reduction of expenses, the ratios would decrease by .21% for the period ended June 30, 1997.


                                   EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                                           PORTFOLIO OF INVESTMENTS
                                           June 30, 1997 (Unaudited)

Par Amount
(000)     Description                                                  Coupon     Maturity          Market Value
----------------------------------------------------------------------------------------------------------------
          Asset Backed Securities 1.3%
    $125  Citibank Credit Card, 1996-1, Class A                        *          02/07/03          $     98,843
                                                                                                    ------------
          Corporate Bonds 11.7%
          Consumer Distribution 2.6%
     200  Wal-Mart Stores                                              5.500 %    03/01/98               199,480
                                                                                                    ------------
          Finance 4.2%
     150  American Express Credit Co.                                  6.500      08/01/00               149,790
     175  Ford Motor Credit Co.                                        5.750      01/25/01               169,785
                                                                                                    ------------
                                                                                                         319,575
                                                                                                    ------------
          Pollution Control 0.3%
      25  WMX Technologies, Inc.                                       6.375      12/01/03                24,188
                                                                                                    ------------
          Raw Materials/Processing Industries 2.0%
     150  EI Dupont Nemour                                             6.750      10/15/02               150,105
                                                                                                    ------------
          Technology 2.0%
     150  Lucent Technologies, Inc.                                    6.900      07/15/01               151,305
                                                                                                    ------------
          Utilities 0.6%
      50  Pacific Gas & Electric Corp., First Mortgage, Ser 1993C      6.250      08/01/03                48,560
                                                                                                    ------------
          Total Corporate Bonds                                                                          893,213
                                                                                                    ------------
          United States Government Agency Obligations 17.8%
     500  Federal Home Loan Mortgage Corp.                             5.630      01/10/03               477,775
      13  Federal Home Loan Mortgage Corp. Convertible 15 Year
             Pool #G10270                                              8.500      09/01/09                13,766
      20  Federal Home Loan Mortgage Corp. Gold 30 Year
             Pool #G00559                                              7.000      10/01/26                19,166
      94  Federal National Mortgage Association 15 Year Dwarf
             Pool #250649                                              6.500      07/01/11                91,725
      28  Federal National Mortgage Association 15 Year Dwarf
             Pool #250589                                              7.000      12/31/23                27,446
     100  Federal National Mortgage Association Medium Term Note       5.280      03/01/99                98,688
     150  Federal National Mortgage Association Medium Term Note       6.060      06/21/99               149,666
      48  Federal National Mortgage Association Pool #124561           7.500      11/01/22                47,948
      19  Federal National Mortgage Association Pool #250737           8.000      10/01/26                19,354
      14  Government National Mortgage Association 15 Year Platinum
             Pool #780419                                              7.500      12/15/09                13,668
      18  Government National Mortgage Association Platinum
             Pool #780440                                              8.500      11/15/17                18,893
      93  Government National Mortgage Association Pool #423850        9.000      08/15/26                98,659
     290  Tennessee Valley Authority                                   6.375      06/15/05               282,092
                                                                                                    ------------
          Total United States Government Agency Obligations                                            1,358,846
                                                                                                    ------------
          United States Treasury Obligations 63.1%
     500  United States Treasury Notes                                 4.750      08/31/98               493,595
   1,925  United States Treasury Notes                                 5.125      02/28/98 to 11/30/98 1,910,410
     100  United States Treasury Notes                                 5.375      11/30/97                99,906
     300  United States Treasury Notes                                 5.625      08/31/97               299,951
     700  United States Treasury Notes                                 5.875      04/30/98 to 11/30/01   697,657
     700  United States Treasury Notes                                 6.000      08/31/97               700,329
     500  United States Treasury Notes                                 7.375      11/15/97               503,045
     150  United States Treasury STRIPS (a)                                *      05/15/02               110,459
                                                                                                    ------------
          Total United States Treasury Obligations                                                     4,815,352
                                                                                                    ------------
Total Long-Term Investments 93.9%
     (Cost $7,133,991)                                                                                 7,166,254

Short-Term Investments 4.7%
Federal Home Loan Bank Discount Note ($360,000 par, yielding 6.0%, 07/01/97 maturity)
     (Cost $359,946)                                                                                     359,946
                                                                                                    ------------
Total Investments 98.6%
     (Cost $7,493,937)                                                                                 7,526,200

Other Assets in Excess of Liabilities 1.4%                                                               104,364
                                                                                                    ------------
Net Assets 100.0%                                                                                   $  7,630,564
                                                                                                    ============
* Zero coupon bond

(a) U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are securities issued by the U.S. Treasury department which evidence ownership in either the bond principal or interest payments.  These securities are used by the Fund to manage the portfolio's duration.

The following table summarizes the portfolio composition at June 30, 1997, based upon the higher of the quality ratings issued by Standard & Poor's or Moody's.

Portfolio Composition by Credit Quality *

US Government and Government Agency Obligations   86.2 %
AAA                                                1.4
AA                                                 4.9
A                                                  7.5
                                                 -----
                                                 100.0 %
                                                 =====

* As a percentage of Long-Term Assets

                                11     See Notes to Financial Statements



                   EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 1997 (Unaudited)

ASSETS:

  Total Investments (Cost $7,493,937)                            $    7,526,200
  Cash                                                                    7,512
  Receivables:
    Interest                                                             93,254
    Fund Shares Sold                                                     37,012
  Unamortized Organizational Costs                                       30,666
                                                                 --------------

      Total Assets                                                    7,694,644
                                                                 --------------

LIABILITIES:

  Income Distributions Payable                                           37,251
  Accrued Expenses                                                       25,518
  Deferred Compensation and Retirement Plans                              1,311
                                                                 --------------

      Total Liabilities                                                  64,080
                                                                 --------------

NET ASSETS                                                       $    7,630,564
                                                                 ==============

NET ASSETS CONSIST OF:
  Capital                                                        $    7,591,226
  Net Unrealized Appreciation                                            32,263
  Accumulated Net Realized Gain                                           7,111
  Accumulated Distributions in Excess of Net Investment Income              (36)
                                                                 --------------

NET ASSETS                                                       $    7,630,564
                                                                 ==============

Net Asset Value Per Share (Based on net assets of $7,630,564
and 764,042 shares of beneficial interest issued and outstanding)         $9.99
                                                                 ==============

                                12     See Notes to Financial Statements



                  EXPLORER  INSTITUTIONAL LIMITED DURATION FUND

                           STATEMENT OF OPERATIONS
               For the Six Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Interest                                                       $      263,407
                                                                 --------------

EXPENSES:
  Investment Advisory Fee                                                12,729
  Shareholder Services                                                   10,700
  Legal                                                                   9,000
  Audit                                                                   8,625
  Custody                                                                 5,776
  Accounting Services                                                     5,100
  Amortization of Organizational Costs                                    3,966
  Trustees Fees and Expenses                                              3,500
  Registration and Filing Fees                                            2,947
  Other                                                                     787
                                                                 --------------

      Total Expenses                                                     63,130
      Less:  Fees Deferred and Expenses Reimbursed  ($12,729 and
                   $27,506, respectively)                                40,235
                Credits Earned on Cash Balances                           5,776
                                                                 --------------

      Net Expenses                                                       17,119
                                                                 --------------

NET INVESTMENT INCOME                                            $      246,288
                                                                 ==============

REALIZED AND UNREALIZED GAIN/LOSS:
  Net Realized Gain                                              $       19,104
                                                                 --------------

  Unrealized Appreciation/Depreciation:
    Beginning of the Period                                              78,132
    End of the Period                                                    32,263
                                                                 --------------

  Net  Unrealized Depreciation During the Period                        (45,869)
                                                                 --------------

NET REALIZED AND UNREALIZED LOSS                                 $      (26,765)
                                                                 ==============

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $      219,523
                                                                 ==============

                                13     See Notes to Financial Statements



                       EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                           STATEMENT OF CHANGES IN NET ASSETS
    For the Six Months Ended June 30, 1997 and the Period April 23, 1996 (Commencement
               of Investment Operations) to December 31, 1996 (Unaudited)

                                                           Six Months Ended    Period Ended
                                                           June 30, 1997       December 31, 1996
                                                           ----------------    -----------------
FROM INVESTMENT ACTIVITIES:

  Operations:
  Net Investment Income                                    $        246,288    $         327,591
  Net Realized Gain/Loss                                             19,104              (11,993)
  Net Unrealized Appreciation/Depreciation During the
    Period                                                         (45,869)              78,132
                                                           ----------------    -----------------

  Change in Net Assets from Operations                              219,523              393,730
                                                           ----------------    -----------------

  Distributions from Net Investment Income                         (246,350)            (327,529)
  Distributions in Excess of Net Investment Income                      (36)                   0
                                                           ----------------    -----------------
  Distributions from and in Excess of Net Investment
    Income                                                         (246,386)            (327,529)

  NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES               (26,863)              66,201
                                                           ----------------    -----------------

FROM CAPITAL TRANSACTIONS:

  Proceeds from Shares Sold                                         380,000           10,323,057
  Net Asset Value of Shares Issued Through Dividend
    Reinvestment                                                    244,950              305,526
  Cost of Shares Repurchased                                     (2,720,307)            (992,000)
                                                           ----------------    -----------------

  NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS             (2,095,357)           9,636,583

TOTAL INCREASE/DECREASE IN NET ASSETS                            (2,122,220)           9,702,784

NET ASSETS:
    Beginning of the Period                                       9,752,784               50,000
                                                           ----------------    -----------------

    End of the Period (Including accumulated undistributed
    net investment income of ($36) and $62, respectively)  $      7,630,564    $       9,752,784
                                                           ================    =================

                                14     See Notes to Financial Statements



                           EXPLORER INSTITUTIONAL LIMITED DURATION FUND


                                     FINANCIAL HIGHLIGHTS
                The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.  (Unaudited)


                                                                               April 23, 1996
                                                           Six Months          (Commencement
                                                           Ended               of Investment
                                                           June 30,            Operations) to
                                                           1997                December 31, 1996
                                                           ----------------    -----------------

Net Asset Value, Beginning of the Period                   $         10.019    $          10.000
                                                           ----------------    -----------------

Net Investment Income                                                  .287                 .386
Net Realized and Unrealized Gain                                      (.032)                .019
                                                           ----------------    -----------------

Total from Investment Operations                                       .255                 .405
Less Distributions from and in Excess of Net Investment
   Income                                                              .287                 .386
                                                           ----------------    -----------------

Net Asset Value, End of the Period                         $          9.987    $          10.019
                                                           ================    =================

Total Return *                                                        2.61%**              4.14%**

Net Assets at End of the Period (In millions)                          $7.6                 $9.8

Ratio of Expenses to Average Net Assets* (a)                          0.54%                0.40%

Ratio of Net Investment Income to Average Net Assets*                 5.80%                5.68%

Portfolio Turnover                                                      21%**                16%**

*If certain expenses had not been assumed by VKAC, Total
 Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a)                           1.49%                1.40%

Ratio of Net Investment Income to Average Net Assets                  4.85%              4.68%

** Non-Annualized

(a) The ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances.
    If these credits were reflected as a reduction of expenses, the ratios would decrease by .14% for the period ended June 30, 1997.

                                15     See Notes to Financial Statements



                      THE EXPLORER INSTITUTIONAL TRUST
                       NOTES TO FINANCIAL STATEMENTS
                         June 30, 1997 (Unaudited)


1.  Significant Accounting Policies

The Explorer Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company comprised of two funds: Explorer Institutional Active Core Fund ("Active Core Fund") and Explorer Institutional Limited Duration Fund ("Limited Duration Fund"). Each Fund is accounted for as a separate entity.

     Active Core Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade intermediate- and long-term income securities of U.S. issuers. Limited Duration Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade short- and intermediate-term income securities of U.S. issuers, consistent with the preservation of capital. The Funds commenced investment operations on April 23, 1996.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation - Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. Investment Income - Interest income is recorded on an accrual basis. Bond discount and premium are amortized over the life of each applicable security.

 D. Organizational Costs - The Funds will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Funds' organization in the amount of $40,000 for each Fund. These costs are being amortized on a straight line basis over the 60 month period ending April 22, 2001. Van Kampen American Capital Management, Inc. (the "Adviser") has agreed that in the event any of the initial shares of the Funds originally purchased by VKAC are redeemed during the amortization period, the Funds will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.

     The following table presents the identified cost of investments at June 30, 1997 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/ depreciation.

                                                                  Limited
                                                   Active Core    Duration
                                                   -----------    -----------
Cost of long-term and short-term investments       $ 7,361,301    $ 7,493,937
                                                   -----------    -----------

Aggregate gross unrealized appreciation                 59,129         35,800

Aggregate gross unrealized depreciation                 16,916          3,537
                                                   -----------    -----------

Net unrealized appreciation                        $    42,213    $    32,263
                                                   ===========    ===========

     Limited Duration Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, Limited Duration Fund had an accumulated capital loss carryforward for tax purposes of $11,993, which will expire on December 31, 2004.

F. Distribution of Income and Gains - Each Fund declares dividends daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes causing book basis distributions in excess of net investment income for a particular period.

G. Expense Reductions - During the year ended June 30, 1997, the custody fee for Active Core Fund and Limited Duration Fund was reduced by $6,009 and $5,776, respectively, as a result of credits earned on overnight cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of each of the Fund's Investment Advisory Agreement, the Adviser will provide investment facilities and advice to the Fund for an annual fee payable monthly as follows:


Average Net Assets              % Per Annum
---------------------------     -----------
First $1 billion                .300 of 1%

Over $1 billion                 .250 of 1%

     VKAC has agreed to waive fees or reimburse certain expenses such that the net expenses of each Fund will not exceed 0.40% of average net assets. Should the assets of a particular fund increase sufficiently to allow for reimbursement of prior year's excess expenses to VKAC without causing that funds' expense ratio to exceed 0.40%, that fund may be required to reimburse VKAC for fees waived and/or expenses assumed within the previous four years. Therefore, these expense subsidies totaling $40,312 and $97,762 for Active Core Fund and Limited Duration Fund, respectively, could become liabilities of each respective Fund at a future date.

     For the six months ended June 30, 1997, Active Core Fund and Limited Duration Fund recognized expenses of approximately $600 each, representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Funds, of which a trustee is an affiliated person. All of this expense has been assumed by VKAC.

     For the six months ended June 30, 1997, Active Core Fund and Limited Duration Fund recognized expenses of approximately $4,600 and $5,100, respectively, representing VKAC's cost of providing accounting services to the Funds. These services are provided by VKAC at cost. All of this expense has been assumed by VKAC.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Funds. For the six months ended June 30, 1997, Active Core Fund and Limited Duration Fund recognized expenses of approximately $10,000 each, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

     Certain officers and trustees of the Funds are also officers and directors of VKAC. The Funds do not compensate their officers or trustees who are officers of VKAC.

     The Funds provides deferred compensation and retirement plans for their trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Funds. The maximum annual benefit per trustee under the plan is equal to the trustee's annual retainer, which is currently $2,500. Due to the size of the Funds, the trustees are currently waiving their retainer fee.

     At June 30, 1997, VKAC owned 5,000 shares of each of the Funds.

3.  Capital Transactions

There are an unlimited number of shares of beneficial interest of each Fund without par value authorized.

     For the six months ended June 30, 1997, transactions in common shares were as follows:


                                                    Active       Limited
                                                    Core         Duration
                                                    Fund         Fund
                                                    ---------    ---------
Beginning Shares                                      559,271      973,451
Shares Sold                                           164,293       38,056
Shares Issued through Dividend Reinvestment            18,443       24,559
Shares Repurchased                                        -0-     (272,024)
                                                    ---------    ---------
Ending Shares                                         742,007      764,042
                                                    =========    =========

For the period ended December 31, 1996, transactions in common shares were as follows:


                                                    Active       Limited
                                                    Core         Duration
                                                    Fund         Fund
                                                    ----------   -----------
Beginning Shares                                         5,000         5,000
Shares Sold                                            680,125     1,037,883
Shares Issued through Dividend Reinvestment             14,916        30,568
Shares Repurchased                                    (140,770)     (100,000)
                                                    ----------    ----------
Ending Shares                                          559,271       973,451
                                                    ==========    ==========
Capital at 12/31/96                                 $5,557,380    $9,686,583

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding forward commitment transactions and short-term investments, were $3,810,373 and $1,976,515 for Active Core Fund and $1,665,034 and $3,402,071
for Limited Duration Fund.

5. Mortgage Backed Securities

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

     A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.



                        RESULTS OF SHAREHOLDER VOTES
--------------------------------------------------------------------------------

Explorer Institutional Active Core Fund

     A Special Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Management, Inc. and the Trust, 384,835 shares voted for the proposal, 0 shares voted against, 0 shares abstained and 0 shares represented broker non-votes. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 384,835 shares voted for the proposal, 0 shares voted against, 0 shares abstained and 0 shares represented broker non-votes.


Explorer Institutional Limited Duration Fund

     A Special Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van
Kampen American Capital Management, Inc. and the Trust, 729,645 shares voted for the proposal, 0 shares voted against, 0 shares abstained and 0 shares represented broker non-votes. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 729,645 shares voted for the proposal, 0 shares voted against, 0 shares abstained and 0 shares represented broker non-votes.



                       THE EXPLORER INSTITUTIONAL TRUST
--------------------------------------------------------------------------------


Board of Trustees                         Investment Advisers

David C. Arch                             Van Kampen American Capital
Rod Dammeyer                              Management, Inc.
Howard J. Kerr                            One Parkview Plaza
Dennis J. McDonnell*--Chairman            Oakbrook Terrace, Illinois  60181
Theodore A. Meyers
Hugo F. Sonnenschein                      Distributor
Wayne W. Whalen*
                                          Van Kampen American Capital
Officers                                  Distributors, Inc.
                                          One Parkview Plaza
Dennis J. McDonnell*                      Oakbrook Terrace, Illinois  60181
  President
                                          Shareholder Servicing Agent
Ronald A. Nyberg*
  Vice President and Secretary            ACCESS Invester Services, Inc.
                                          Explorer Institutional Funds
Edward C. Wood, III*                      P.O. Box 418256
  Vice President and Chief Financial      Kansas City, Missouri  64141-9256
  Officer
                                          Custodian
John L. Sullivan*
  Treasurer                               State Street Bank and Trust Company
                                          225 Franklin Street
Tanya M. Loden*                           P.O. Box 1713
  Controller                              Boston, Massachusetts  02105
                                          Attn:  Explorer Institutional Funds
Peter W. Hegel*
Michael P. Kamradt*                       Legal Counsel
John M. McCareins*
Edward A. Treichel*                       Skadden, Arps, Slate, Meagher & Flom
  Vice Presidents                         (Illinois)
                                          333 West Wacher Drive
                                          Chicago, Illinois  60606

                                          Independent Accountants

                                          KPMG Peat Marwick LLP
                                          Peat Marwick Plaza
                                          303 East Wacker Drive
                                          Chicago, Illinois  60601

*"Interested" persons of the Trust as defined in the Investment Company Act of 1940

Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

sm denotes a service mark of Van Kampen American Capital Distributors, Inc.